First Northwest Bancorp

Fourth Quarter 2020

Investor Presentation

February 2021

About First Northwest Bancorp (FNWB)

FNWB

NASDAQ ticker symbol

N°1

Deposit Market Share in Clallam and Jefferson Counties

- Bank holding company for First Federal, a growing $1.6 billion* asset, state chartered savings bank headquartered in Port Angeles, Washington
- First Federal is a Washington state-chartered savings bank, founded in 1923
- 10 locations: 6 Branches in Clallam and Jefferson Counties, 2 Branches in Kitsap County, 2 Branches in Whatcom County (+1 in 2021), and a Lending Center in King County
- Full-service community bank offering consumer, mortgage and commercial solutions leveraging digital delivery channels in our emerging and legacy markets

* All data as of December 31, 2020, unless otherwise specified

Things we set out to do, and did

- Hire Great People
- Properly Leverage the Balance Sheet
- Grow Top Line Revenue
- Reduce Efficiency Ratio
- Improve Earnings per Share





Things we didn't set out to do, but did

- Build Diverse Investment Portfolio
- Grow Deposits by over 30%
- Create a Commercial Bank
- Participate in Government Lending Programs (PPP & MSLP)
- Increase Mortgage Production by nearly 3x over 2019
- Increase Gain on Sale of mortgage by nearly 5x over 2019





Strategic Goals

01 Leverage Strategy

02 Human Capital

03 Revenue Growth

04 Digital Channels

Strategic Goal #1

Leverage Strategy

Scale Assets to Improve EPS and ROAE

Improve Balance Sheet Mix

Leverage Wholesale Sources

ASSET MIX


4Q 2018
Other
32,979 , 3%
Cash
26,323 , 2%
BOLI
29,319 , 2%
Investments
306,470 , 24%
Loans, net ALLL
863,852 , 69%
4Q 2019
Other
34,050 , 3%
Cash
48,740 , 4%
BOLI
30,027 , 2%
Investments
315,580 , 24%
Loans, net ALLL
878,940 , 67%
4Q 2020
Other
40,823 , 3%
Cash
65,155 , 4%
BOLI, 38,353 , 2%
Investments
364,296 , 22%
Loans, net ALLL
1,145,722 , 69%

BALANCE SHEET LEVERAGE


$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Thousands
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.69%
13.53%
11.27%
Assets
Deposits
Borrowings
Leverage Ratio

	12/31/2018	12/31/2019	12/31/2020
Assets	$1,258,943	$1,307,336	$1,654,349
Deposits	$940,260	$1,001,645	$1,333,517
Borrowings	$136,552	$112,930	$109,977
Leverage Ratio	13.69%	13.53%	11.27%

WHOLESALE BALANCES


Assets
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
4Q 2018
4Q 2019
4Q 2020
Investment Portfolio
Woodside/Indirect Auto
Northpointe Loans
PPP Loans
Triad/Mobile Home
BOLI


Funding
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
4Q 2018
4Q 2019
4Q 2020
Public/Tribal Funds
Brokered/CDARs
FHLB Borrowings

Strategic Goal #2

Human Capital

Hire the best people

Empower them

Hold them Accountable

Reward them

Experienced, but #YOUNG, Management Team



Matt Deines (age 47)

President and CEO

President & CEO of the Bank since August 2019, and President & CEO of the Company since December 2019. Former EVP/CFO of Liberty Bank and SFBC. Nearly 20 years of banking experience (U of Washington MBA, CPA inactive)



Terry Anderson (age 52)

EVP/Chief Credit Officer

Chief Credit Officer since 2018. Formerly Chief Credit Officer for South Sound Bank Over 20 years banking experience (MBA, PCBS Graduate)



Derek Brown (age 50)

EVP/Chief HR & Marketing Officer

Chief HR and Marketing Officer since 2015. Over 20 years of banking experience including as an HR and business leader with Citibank (MBA, PCBS Graduate)



Geri Bullard (age 56)

EVP/Chief Financial Officer

Chief Financial Officer since 2020. Former Bank Examiner with over 25 years of financial experience as CFO and Controller (CPA, PCBS Graduate)

Management Team Cont.



Kelly Liske (age 44)

EVP/Chief Banking Officer

Chief Banking Officer since 2013
Over 20 years of banking experience, including 14 years with FF (PCBS Graduate)



Chris Riffle (age 45)

EVP/Chief Operating Officer Corp. Counsel/Corp. Secretary

General Counsel and Corporate Secretary since 2017, and Chief Operating Officer since 2018. More than 13 years practicing law, and representing First Federal as outside counsel since 2009 (JD, currently attending PCBS)



Randy Riffle (age 45)

EVP/Chief Lending Officer

Chief Lending Officer since 2020. Formerly worked for Key Bank and as EVP/CCO of FFNW. Over 20 years of Community Banking Sales and Credit experience (PCBS Graduate)

2020 Key Hires



Geri Bullard

EVP/Chief Banking Officer

Experienced CFO/ former Regulator



Randy Riffle

EVP/Chief Lending Officer

Commercial leader/former Chief Credit Officer



Jonathan Sparling

SVP/Senior Director of Commercial Lending

Executive leader/producer from $15B bank in Texas



Andy Pohlman

SVP/Regional Market President

Banking leader from W. Washington $1B+ bank



Stephanie Nicklaus

SVP/Senior Credit Administrator

Former Chief Credit Officer/ Relationship Banker



Jennifer Bolton

SVP/Digital Marketing

Broad Digital Marketing and Social Media Experience

Strategic Goal #3

Revenue Growth

- Net Interest Income
- Mortgage Revenue
- Debit Card Interchange
- Bank Owned Life Insurance
- Commercial Banking

BUILDING REVENUE


7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
Loan Swap Program Fees
BOLI
Interchange Income
Mortgage Revenue
46,000
44,000
42,000
40,000
38,000
36,000
34,000
32,000
Net Interest Margin
4Q 2018
4Q 2019
4Q2 2020

Strategic Goal #4

Digital Channels

Deposit Account Opening
(Terafina)

Mortgage Production
(Blend/Ellie Mae)

Digital Consumer Lending
(Meridian Link)

Small Business Lending
(Sageworks)

Digital Marketing Program
(Salesforce)

4Q 2020 Financial Highlights

- Fourth quarter net income totaled $3.8 million, compared to $3.7 million in the preceding quarter and $2.2 million in the year ago quarter. Diluted earnings per share was $0.41, up from $0.40 per share in the preceding quarter and up from $0.23 compared to the same quarter a year ago.
- Net loans receivable increased 7.5% to $1.15 billion at December 31, 2020, compared to $1.07 billion at September 30, 2020, and increased 30.4% when compared to $878.9 million a year ago, primarily due to growth in commercial real estate, commercial business and PPP loans.
- Deposits increased 6.3% and 33.1% from the prior quarter and one year prior, respectively, to $1.33 billion at December 31, 2020, due to successful organic and wholesale deposit-gathering strategies as well as the impact from various Federal Government stimulus programs. Non-interest bearing deposits increased 71.4% in 2020.
- The cost of funds for the fourth quarter decreased 12 basis points to 0.33% from 0.45% for third quarter 2020 and 61 basis points from 0.77% for the fourth quarter of 2019.
- Gain on sale of mortgage loans totaled $2.3 million for the fourth quarter compared to $1.7 million in the previous quarter and $247,000 in the fourth quarter 2019 reflecting a strong mortgage origination environment.
- During the fourth quarter, the Company repurchased 15,553 shares of common stock at an average price of $15.67 per share for a total cost of $244,000.

LOAN MIX


Const & Land
4.17%
Commercial Non-RE
6.20%
Consumer
13.04%
CRE
27.26%
4Q 2019
Gross Loans:
$888,568
1-4 Residential
34.60%
Multi-Family
10.75%
Home Equity
3.98%


Const & Land
10.90%
Commercial Non-RE
8.75%
Consumer
11.69%
CRE
25.76%
4Q 2020
Gross Loans:
$1,159,569
1-4 Residential
26.95%
Multi-Family
13.09%
Home Equity
2.86%

DEPOSIT PORTFOLIO MIX

	4Q 2019			4Q 2020		
Deposit Category	Balance	% of Total	Wtd. Avg. Cost	Balance	% of Total	Wtd. Avg. Cost
Non-Int Checking	$160,420	16%	0.00%	$274,930	21%	0.00%
Int Checking	116,076	12%	0.07%	156,240	12%	0.01%
Savings	168,983	17%	0.91%	164,434	12%	0.14%
Money Market	248,086	25%	0.55%	429,143	32%	0.31%
Retail CDs	256,473	26%	1.94%	219,208	16%	1.17%
Brokered CDs	51,607	5%	1.89%	89,560	7%	0.37%
Total Deposits	**$1,001,645**	**100%**	**0.87%**	**$1,333,517**	**100%**	**0.34%**

$ in Thousands

NET INTEREST INCOME AND MARGIN


$11,500
$10,500
$9,500
$8,500
$7,500
$6,500
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
3.19%
3.16%
3.10%
3.17%
3.14%
3.11%
3.10%
3.36%
3.46%
4Q 2018
1Q 2019
2Q 2019
3Q 2019
4Q 2019
1Q 2020
2Q 2020
3Q 2020
4Q 2020
$ in thousands
Net Interest Income
Net Interest Margin

RETURN ON ASSETS AND RETURN ON EQUITY


Return on Avg. Assets
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.68%
0.64%
0.65%
0.81%
0.71%
0.27%
0.56%
0.99%
0.97%
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20


Return on Avg. Equity
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.96%
4.67%
4.77%
5.65%
4.99%
1.94%
4.60%
8.22%
8.32%
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20

CAPITAL METRICS

Tangible Book Value Per Share


$18.50
$18.00
$17.50
$17.00
$16.50
$16.00
$15.50
$15.00
$14.50
$16.48
$16.02
$17.07
$17.48
$18.20
4Q 2019
1Q 2020
2Q 2020
3Q 2020
4Q 2020

Tangible Common Equity Ratio


15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
9.0%
14.4%
13.8%
12.6%
11.9%
11.5%
4Q 2019
1Q 2020
2Q 2020
3Q 2020
4Q 2020

Market Footprint

13 locations:

- 6 Branches in Clallam and Jefferson Counties
- 2 Branches in Kitsap County
- 2 Branches in Whatcom County
- 1 Lending Center in King County


Branches
ITMs
Lending Center

First Northwest Bancorp

Thank you

Contact

Matt Deines

President and CEO

matt.deines@ourfirstfed.com

Geri Bullard

EVP/CFO

geri.bullard@ourfirstfed.com

First Federal